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                                                                    EXHIBIT 10.3

                             YESLER SOFTWARE, INC.
                    1998 STOCK INCENTIVE COMPENSATION PLAN


                                 1. PURPOSES

     1.1 The purpose of the Yesler Software, Inc. 1998 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of Yesler Software, Inc., a Washington corporation (the "Company"), by offering opportunities to employees, persons to whom offers of employment have been extended, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                                2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     2.1  Acquired Entities.
          -----------------

     "Acquired Entities" has the meaning given in Section 6.2.

     2.2  Acquisition Transaction.
          -----------------------

     "Acquisition Transaction" has the meaning given in Section 6.2.

     2.3  Award.
          -----

     "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards or any combination of the foregoing.

     2.4  Board.
          -----

     "Board" means the Board of Directors of the Company.

     2.5  Cause.
          -----

     "Cause" means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

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     2.6  Change in Control.
          -----------------

     "Change in Control" means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     2.7  Code.
          ----

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8  Common Stock.
          ------------

     "Common Stock" means the common stock, par value $.01, of the Company.

     2.9  Disability.
          ----------

     "Disability" means a medically determinable mental or physical impairment or condition of the Holder which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Holder to be unable, in the opinion of the Plan Administrator on the basis of evidence acceptable to it, to perform his or her duties for the Company and, in the case of a determination of Disability for purposes of determining the exercise period for an Incentive Stock Option, to be engaged in any substantial gainful activity. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of the Holder's termination of employment, service or contractual relationship.

     2.10 Exchange Act.
          ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.11 Fair Market Value.
          -----------------

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the mean between the high and low selling prices for the Common Stock as reported by the

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Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the mean between the high and low selling prices for the Common Stock as such prices are officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     2.12  Grant Date.
           ----------

     "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

     2.13  Holder.
           ------

     "Holder" means the Participant to whom an Award is granted or the personal representative of a Holder who has died.

     2.14  Incentive Stock Option.
           ----------------------

     "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.15  Involuntary Termination.
           -----------------------

     "Involuntary Termination" means termination of the Holder's service to the Company (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control by reason of (i) the involuntary discharge of such Holder by the Company (or the parent or subsidiary company employing such Holder) or the other party to the transaction constituting a Change in Control for reasons other than Cause or (ii) the voluntary resignation of the Holder following (A) a change in such Holder's position with the Company (or its successor or the parent or subsidiary company that employs such Holder) or the other party to the transaction constituting a Change in Control that materially reduces such Holder's level of authority or responsibility or (B) a reduction in such Holder's compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 20%.

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     2.16  Nonqualified Stock Option.
           -------------------------

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

     2.17  Option.
           ------

     "Option" means the right to purchase Common Stock granted under Section 7.

     2.18  Option Shares.
           -------------

     "Option Shares" means the shares of Common Stock issuable upon a Holder's exercise of an Option granted under the Plan.

     2.19  Other Stock-Based Award.
           -----------------------

     "Other Stock-Based Award" means an Award granted under Section 11.

     2.20  Participant.
           -----------

     "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director (including directors who are not employees), officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

     2.21  Plan Administrator.
           ------------------

     "Plan Administrator" means the Board or any committee designated to administer the Plan under Section 3.1.

     2.22  Qualifying Option or Qualifying Award.
           -------------------------------------

     "Qualifying Option" or "Qualifying Award" means an Option or an Award that is held by a person who had been an employee, director, consultant or agent to the Company for at least 180 days as of the effective date of a Change in Control.

     2.23  Qualifying Shares.
           -----------------

     "Qualifying Shares" means shares of Common Stock issued pursuant to a Qualifying Award which are subject to the right of the Company to repurchase some or all of such shares at the original purchase price (if any) upon termination of the Holder's services to the Company.

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     2.24  Restricted Stock.
           ----------------

     "Restricted Stock" means shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

     2.25  Right of Repurchase.
           -------------------

     "Right of Repurchase" has the meaning given in Section 7.4.

     2.26  Securities Act.
           --------------

     "Securities Act" means the Securities Act of 1933, as amended.

     2.27  Stock Appreciation Right.
           ------------------------

     "Stock Appreciation Right" means an Award granted under Section 9.

     2.28  Stock Award.
           -----------

     "Stock Award" means an Award granted under Section 10.

     2.29  Subsidiary.
           ----------

     "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

     2.30  Unvested Portion.
           ----------------

     "Unvested Portion" means the portion of a Qualifying Option or Qualifying Shares that is/are unvested as of the effective date of a Change in Control.

     2.31  Vested Portion.
           --------------

     "Vested Portion" means the portion of a Qualifying Award or Qualifying Shares that is/are vested as of the effective date of a Change in Control.

                               3. ADMINISTRATION

     3.1   Plan Administrator.
           ------------------

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of,

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the Board. Any such committee shall have the powers and authority vested in the
Board hereunder (including the power and authority to interpret any provision of the Plan or of any Award). The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator." If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator for any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board or Plan Administrator may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to one or more executive officers or different committees, the members of which need not be members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     3.2  Administration and Interpretation by the Plan Administrator.
          -----------------------------------------------------------

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its absolute discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, change and rescind rules and regulations of general application for the Plan's administration. This authority shall include the sole authority to correct any defect, supply any omission or reconcile any inconsistency in this Plan and make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                         4. STOCK SUBJECT TO THE PLAN

     4.1  Authorized Number of Shares.
          ---------------------------

     Subject to adjustment from time to time as provided in Section 14.1, a maximum of 1,498,350 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

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     4.2  Limitations.
          -----------

          (a) Subject to adjustment from time to time as provided in Section 14.1, not more than 300,000 shares of Common Stock may be made subject to Awards under the Plan to any individual Participant in the aggregate in any one calendar year, except that the Company may make additional one-time grants to newly hired Participants of up to 500,000 shares per such Participant; such limitation shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

          (b) Subject to adjustment from time to time as provided in Section 14.1, not more than 50,000 shares of Common Stock may be made subject to Awards to any non-employee director in the aggregate in any one calendar year.

     4.3  Reuse of Shares.
          ---------------

     Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) and any shares repurchased by the Company from a Holder upon exercise of a right of repurchase shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code if and to the extent applicable. Shares that are subject to tandem Awards shall be counted only once. Also, upon a stock-for-stock exercise only the net number of shares will be deemed to have been used under this Plan.

                                5. ELIGIBILITY

     Awards may be granted under the Plan to those officers, directors and key employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

                                   6. AWARDS

     6.1  Form and Grant of Awards.
          ------------------------

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards and Other Stock-Based Awards. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces

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or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

     6.2  Acquired Company Awards.
          -----------------------

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old Award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (an "Acquisition Transaction"). Such Awards shall not reduce the number of shares of Common Stock available for issuance pursuant to this Plan. In the event that a written agreement pursuant to which an Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

                             7. AWARDS OF OPTIONS

     7.1  Grant of Options.
          ----------------

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

     7.2  Option Exercise Price.
          ---------------------

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

     7.3  Term of Options.
          ---------------

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 5 years from the Grant Date.

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     7.4  Exercise of Options.
          -------------------

          The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option or otherwise set at the time of grant, the Option will be immediately exercisable as of the Grant Date; provided, however, that the Option Shares shall remain unvested and subject to repurchase by the Company (the "Right of Repurchase") at the exercise price Holder paid for such Option Shares (exclusive of any taxes paid upon acquisition of the shares); and provided further, that the Option Shares will be subject to the following: (a) Holder shall acquire a vested interest in, and the Company's Right of Repurchase shall accordingly lapse with respect to, (i) 25% of the Option Shares one year after the Grant Date and (ii) the balance of the Option Shares in a series of twelve (12) successive equal quarterly installments for each additional quarter thereafter, so that the Option Shares shall no longer be subject to the Right of Repurchase on and after four (4) years after the Grant Date; (b) in no event shall any additional Option Shares vest after termination of Holder's employment by or service to the Company; and (c) the Plan Administrator may waive or modify the foregoing schedule at any time.

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. An Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

     7.5  Payment of Exercise Price.
          -------------------------

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or check (unless, at the time of exercise, the Plan Administrator determines not to accept a personal check), except that the Plan Administrator, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) a promissory note delivered pursuant to

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Section 12; (c) if and so long as the Common Stock is registered under Section
12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a third party designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such third party, all in accordance with the regulations of the Federal Reserve Board; or
(d) such other consideration as the Plan Administrator may permit.

     7.6  Post-Termination Exercises.
          --------------------------

     The Plan Administrator may establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time.

     If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

     In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only
(a) within one year if the termination of the Holder's employment or services are coincident with Disability or (b) within three months after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than death or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first discovery by the Company of any reason for such termination and the Holder shall have no right to purchase any Shares pursuant to such Option, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

     A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence or short-term break in service on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                     8. INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

     8.1  Dollar Limitation.
          -----------------

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options were granted.

     8.2  10% Shareholders.
          ----------------

     If a Participant owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with
Section 422 of the Code.

     8.3  Eligible Employees.
          ------------------

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

     8.4  Term.
          ----

     The term of an Incentive Stock Option shall not exceed 10 years.

     8.5  Exercisability.
          --------------

     To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total Disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.

     8.6  Taxation of Incentive Stock Options.
          -----------------------------------

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

     8.7  Promissory Notes.
          ----------------

     The amount of any promissory note delivered pursuant to Section 12 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

     8.8  Incorporation of Other Provisions.
          ---------------------------------

     With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out in full herein; provided, however, that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, the Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of this Plan.

                         9. STOCK APPRECIATION RIGHTS

     9.1  Grant of Stock Appreciation Rights.
          ----------------------------------

     The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

     9.2   Tandem Stock Appreciation Rights.
           --------------------------------

     A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator, in its sole discretion, shall determine at any time) in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

     9.3   Stand-Alone Stock Appreciation Rights.
           -------------------------------------

     A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

     9.4   Exercise of Stock Appreciation Rights.
           -------------------------------------

     Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

                               10. STOCK AWARDS

     10.1  Grant of Stock Awards.
           ---------------------

     The Plan Administrator is authorized to make Awards of Common Stock or of rights to receive shares of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to (i) sales, gross margin, operating profits or profits, (ii) growth in sales, gross margin operating profit or profit, (iii) return ratios related to sales, gross margin operating profit or profit, (iv) cash flow, (v) asset management (including inventory management), or (vi) total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services or upon the occurrence of other events.

     10.2 Issuance of Shares.
          ------------------

     Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall deliver, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock covered by the Award.

     10.3 Waiver of Restrictions.
          ----------------------

     Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                         11.  OTHER STOCK-BASED AWARDS

     The Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan's purpose.

             12.  LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

     To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion; provided, however, that repayment of any Company loan to the Holder shall be secured by delivery of a full-recourse promissory note for the loan amount executed by the Holder, together with any other form of security determined by the Plan Administrator. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                              13.  ASSIGNABILITY

     Except as otherwise specified or approved by the Plan Administrator at the time of grant of an Award or any time prior to its exercise, no Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that (i) any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award, (ii) the original Holder shall remain subject to withholding taxes upon exercise, (iii) any subsequent transfer of an Award shall be prohibited and (iv) the events of termination of employment or contractual relationship set forth in subsection 7.6 shall continue to apply with respect to the original transferor-Holder.

                               14.  ADJUSTMENTS

     14.1 Adjustment of Shares.
          --------------------

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and class of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2, and (iii) the number and class of securities that are subject to any outstanding

Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     14.2 Dissolution, Liquidation or Change in Control Transactions.
          ----------------------------------------------------------

          (a) In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Holder at least 15 days prior to such proposed action. To the extent not previously exercised, all Awards will terminate immediately prior to the consummation of such proposed action.

          (b) For any and all Awards granted prior to March 18, 1999, upon a Change in Control such Awards shall immediately vest in full. For any and all Awards granted on or after March 18, 1999, the following provisions in this
Section 14.2 regarding acceleration shall apply. Unless the applicable agreement representing an Option provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, a Qualifying Option which is not exercisable in full shall become exercisable in connection with a Change in Control which becomes effective before the Holder's service to the Company terminates as follows:

               (i) If the Qualifying Option remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes options with substantially the same terms for such Qualifying Option, the vesting and exercisability of the Qualifying Option shall be accelerated to the extent of 50% of the Unvested Portion thereof, and the remaining 50% of the Unvested Portion of such Qualifying Option shall vest in accordance with the vesting schedule set forth in the applicable Option agreement.

               (ii) If the Qualifying Option remains outstanding following the Change in Control, is assumed by the surviving entity or its parent, or the surviving entity or its parent substitutes options with substantially the same terms for such Qualifying Option and if the Holder thereof is subject to an Involuntary Termination within 180 days following such Change in Control, then all Options held by such Holder (or options issued in substitution thereof) shall become exercisable in full, whether or not the vesting requirements set forth in the Option agreement have been satisfied, for a period of 90 days commencing on the effective date of such Holder's Involuntary Termination.

               (iii) If a Qualifying Option does not remain outstanding, and either such Qualifying Option is not assumed by the surviving entity or its parent, or the surviving entity or its parent does not substitute options with substantially the same terms for such Qualifying Option, such Qualifying Option shall become exercisable in full, whether or not the vesting requirements set forth in the Option agreement have been satisfied, for a period prior to the effective date of such Change in Control of a duration specified by the Plan Administrator, and thereafter the Option shall terminate.

          (c) Unless the applicable agreement representing an Award provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion in connection with any Change in Control, the vesting of Qualifying Shares shall be accelerated, and the Company's repurchase right with respect to such shares shall lapse, in connection with a Change in Control which becomes effective before such Holder's service to the Company terminates as follows:

               (i) If Qualifying Options were outstanding at the effective time of the Change in Control and they are partially accelerated pursuant to Subsection (b)(i) above or if there were no Qualifying Options outstanding at the effective time of the Change in Control, the vesting of all Qualifying Shares shall be accelerated to the extent of 50% of the Unvested Portion thereof, and the remaining 50% of the Unvested Portion of such Qualifying Shares shall vest in accordance with the vesting schedule set forth in the applicable Award agreement.

               (ii) If the preceding clause (i) applied and if a Holder of Qualifying Shares is subject to an Involuntary Termination within 180 days following the same Change in Control, then all Qualifying Shares held by such Holder (or shares issued in substitution thereof) shall become vested in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

               (iii) If Qualifying Options were outstanding at the effective time of the Change in Control and they are accelerated in full pursuant to Subsection (b)(iii) above or otherwise, the vesting of all Qualifying Shares shall be accelerated in full, and the Company's repurchase right with respect to all such shares shall lapse in full, whether or not the vesting requirements set forth in the applicable Award agreement have been satisfied.

          (d) Notwithstanding Subsections (b) and (c) above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that the transaction constituting a Change in Control would qualify for treatment as a "pooling of interests" but for the acceleration of vesting provided for in Subsections (b) and (c) above, then the acceleration of exercisability or the lapse of the Company's right to repurchase shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting for such transaction.

          (e) The following is an example of the operation of Subsection (b)(i) above and is illustrative of the operation of clause (c)(i): The Company is subject to a Change in Control before the Holder's service to the Company terminates. At the time of such Change in Control, such Holder has an Option to purchase 1,200 Option Shares which has been outstanding for one year and is 25% vested at such time. The applicable Option agreement provides that the balance of such Option vests in equal quarterly installments of 75 Option Shares per quarter. If such Holder's Option is assumed by the surviving corporation or its parent, then under subclause (b)(i) above, such Holder may exercise the Option to purchase up to 750 Option Shares (which is obtained by adding 300 Option Shares, representing 100% of the Vested Portion of such Option, to 450 Option Shares, representing 50% of the Unvested Portion of such Option). The remaining 50% of the Unvested Portion of such Option (for 450 Option Shares) will continue to vest in accordance with the vesting schedule in the applicable Option agreement and accordingly, during each of the next six quarterly anniversaries of such Option after the Change in Control, no additional Option Shares will vest. On the eleventh quarterly anniversary after the Date of Grant, and each quarterly anniversary thereafter, an additional 75 Option Shares will vest.

     14.3 Further Adjustment of Awards.
          ----------------------------

     Subject to the preceding Section 14.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action. Without limiting the generality of the foregoing, if the Company is a party to a merger or consolidation, outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement, without the Holder's consent, may provide for:

          (a) the continuation of such outstanding Award by the Company (if the Company is the surviving corporation);

          (b) the assumption of the Plan and some or all outstanding Awards by the surviving corporation or its parent;

          (c) the substitution by the surviving corporation or its parent of Awards with substantially the same terms for such outstanding Awards; or

          (d) the cancellation of such outstanding Awards with or without payment of any consideration.

     14.4 Limitations.
          -----------

     The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     14.5 Fractional Shares.
          -----------------

     In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

                               15.  WITHHOLDING

     The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

                    16.  AMENDMENT AND TERMINATION OF PLAN

     16.1 Amendment of Plan.
          -----------------

     The Plan may be amended by the shareholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will increase the aggregate number of shares as to which Incentive Stock Options may be granted. Amendments made to the Plan which would constitute "modifications" to Incentive Stock Options outstanding on the date of such Amendments shall not be applicable to such outstanding Incentive Stock Options but shall have prospective effect only. The Board may condition the effectiveness of any amendment on the receipt of shareholder approval at such time and in such manner as the Board may consider necessary for the Company to comply with or to avail the Company, the Holders or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Whenever shareholder approval is sought, and unless required otherwise by applicable law or exchange requirements, the proposed action shall require the affirmative vote of holders of a majority of the shares present, entitled to vote and voting on the matter without including abstentions or broker non-votes in the denominator.

     16.2 Termination of Plan.
          -------------------

     The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board or approval by the shareholders.

     16.3 Consent of Holder.
          -----------------

     The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award previously granted under the Plan.

                                 17.  GENERAL

     17.1 Award Agreements.
          ----------------

     Awards granted under the Plan shall be evidenced by a written agreement which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

     17.2 Continued Employment or Services; Rights In Awards.
          --------------------------------------------------

     None of the Plan, participation in the Plan as a Participant or any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

     17.3 Registration; Certificates For Shares.
          -------------------------------------

     The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     17.4 No Rights As A Shareholder.
          --------------------------

     No Option, Stock Appreciation Right or Other Stock-Based Award shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

     17.5 Compliance With Laws And Regulations.
          ------------------------------------

     It is the Company's intention that, if and so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 (as amended from time to time) under the Exchange Act, or any successor rule or regulatory requirement, and if any Plan provision is later found not to be in compliance with such Rule 16b-3, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to

Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

     17.6 No Trust or Fund.
          ----------------

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

     17.7 Severability.
          ------------

     If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                              18.  EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

     Original Plan adopted by the Board on June 30, 1998 and approved by the Company's shareholders on August 18, 1998.

                   PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
                   ----------------------------------------

       Date of                                                          Date of
      Adoption/                                                       Shareholder
     Amendment/                                                         Approval
     Adjustment          Section             Effect of Amendment      (if applicable)
     ----------          -------             -------------------      ---------------
Adoption by Board on        --                         --             August 18, 1998
June 30, 1998

Plan amended and         Primarily 14.2      Modified acceleration              N/A
restated by Board                            provision in connection
on March 18, 1999                            with Change in Control;
                                             other minor changes